Exhibit 24


                                POWER OF ATTORNEY


     We,  the  undersigned   Directors  and  Officers  of  The  Black  &  Decker
Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Michael D. Mangan and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto.


/s/ NOLAN D. ARCHIBALD          Director, Chairman,            February 12, 2004
----------------------------        President and Chief
Nolan D. Archibald                  Executive Officer
                                    (Principal Executive
                                    Officer)

/s/ NORMAN R. AUGUSTINE         Director                       February 12, 2004
----------------------------
Norman R. Augustine


/s/ BARBARA L. BOWLES           Director                       February 12, 2004
----------------------------
Barbara L. Bowles


/s/ M. ANTHONY BURNS            Director                       February 12, 2004
----------------------------
M. Anthony Burns


/s/ KIM B. CLARK                Director                       February 12, 2004
----------------------------
Kim B. Clark


/s/ MANUEL A. FERNANDEZ         Director                       February 12, 2004
----------------------------
Manuel A. Fernandez


/s/ BENJAMIN H. GRISWOLD, IV    Director                       February 12, 2004
----------------------------
Benjamin H. Griswold, IV


/s/ ANTHONY LUISO               Director                       February 12, 2004
----------------------------
Anthony Luiso

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/s/ MICHAEL D. MANGAN           Senior Vice President          February 12, 2004
----------------------------        and Chief Financial
Michael D. Mangan                   Officer (Principal
                                    Financial Officer)


/s/ CHRISTINA M. MCMULLEN       Vice President and Controller  February 12, 2004
----------------------------        (Principal Accounting
Christina M. McMullen               Officer)







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